EXHIBIT 10.5(b)

UNANIMOUS WRITTEN CONSENT

OF THE BOARD OF MANAGERS OF

RELIANT PHARMACEUTICALS, LLC

The undersigned, being all of the members of the Board of Managers (the “Board”) of Reliant Pharmaceuticals, LLC, a Delaware limited liability company (the “Company”), in lieu of a meeting of the Board, and pursuant to the authority of Section 18-404(d) of the Delaware Limited Liability Company Act, as amended and Section 8.5 of the Second Amended and Restated Limited Liability Company Operating Agreement of the Company, hereby consent to, authorize and adopt the following resolutions with the same force and effect as if the undersigned were personally present at a meeting of the Board and had voted for the same:

Amendment of Equity Plan

WHEREAS, this Company has adopted the Reliant Pharmaceuticals, LLC Equity Incentive Plan, as amended prior to the date hereof (the “ Equity Plan”); and

WHEREAS, the Equity Plan may be amended by this Board at anytime; and

WHEREAS, it is deemed desirable to amend the Equity Plan to clarify that service with a parent of the Company, or subsidiary of the Company or a subsidiary of a parent company to the Company shall be treated as service with the Company for purposes of the Equity Plan.

RESOLVED, that the Equity Plan is hereby amended by adding the following Section 19 thereto:

“19. Service with Parent or Subsidiaries. Notwithstanding anything contained herein to the contrary, employees of, consultants to and members of the board of directors or board of managers of any Parent (as defined below) or Subsidiary (as defined below) shall be eligible to participate in this Plan, and shall be treated as a Service Provider under the Plan. All service with a Parent or Subsidiary shall count as service with the Company for purposes of vesting in any Option and/or Restricted Unit. Transfer of employment or service as a consultant or manager from the Company to employee, consultant, manager or director of any Parent or Subsidiary shall not be treated as a termination as a Service Provider for any purposes of the Plan and for so long as an individual provides services to the Company, a Parent or a Subsidiary, as an employee, consultant or manager or director in such capacity that if such services were being performed for the Company that such individual would be treated as an Employee, Consultant and Manager as defined in this Plan, then such individual shall continue to be a Service Provider for all purposes of the Plan. For purposes of this Section 19, “Parent” shall mean any entity, whether now or hereafter existing (other than the Company) in an unbroken chain of entities ending with the Company if each of the entities other than the last entity in the unbroken chain owns more than fifty percent of the total combined voting power of all equity securities in one of the other entities in such chain, and “Subsidiary” shall mean any corporation, limited partnership, limited liability company or any other entity of which the Company or a Parent owns more than 50% of the voting stock or equity or a controlling interest.”

FURTHER RESOLVED, that the Equity Plan shall be conformed to reflect the amendment authorized hereby.

General

FURTHER RESOLVED, that the proper officers of the Company be, and each of them hereby is, authorized and directed to execute and deliver, in the name and on behalf of the Company, and any and all agreements, documents or instruments, and take such actions as may be necessary or advisable to effect the intent of the resolutions set forth herein;

FURTHER RESOLVED, that for the purposes of these resolutions, the “proper officers” of the Company shall be the Chairman of the Board, the Vice Chairman of the Board, the President, any Vice President (regardless of designation), the Secretary, any Assistant Secretary and the Treasurer of the Company; and

FURTHER RESOLVED, this Consent may be executed in counterparts, each of which shall be deemed an original all of which, taken together, shall constitute one and the same instrument.

(Signature page follows)

(Signature Page to Unanimous Written Consent amending Equity Incentive Plan)

Dated as of April 29, 2002

Jack L. Bowman

Herbert Conrad

Fred B. Craves

Joseph Krivulka

Irwin Lerner

David V. Milligan

Gerald L. Cohn

Mark S. Hoplamazian

Thomas J. Pritzker

Richard F. Pops

BEING ALL OF THE MEMBERS OF THE BOARD OF MANAGERS OF RELIANT PHARMACEUTICALS, LLC